UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: December 29, 2006
(Date of earliest event reported)
Cygnus Oil and Gas Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50228 (Commission File Number)	33-0967974 (I.R.S. Employer Identification Number)

333 Clay Street, Suite 3900 Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)
(713) 784-1113
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     On April 4, 2006, pursuant to a Securities Purchase Agreement (“Purchase Agreement”) entered into on that date between the Company and certain accredited investors (the “Holders”), Cygnus Oil and Gas Corporation (formerly known as Touchstone Resources USA, Inc.) (“Company”) issued, among other things, $22,000,000 aggregate principal amount of its 7.5% senior convertible notes due April 4, 2009 (“Convertible Notes”) convertible into shares of the Company’s common stock, subject to the terms and conditions of the Convertible Notes and the Purchase Agreement.
     Under the terms of the Convertible Notes, the Company is required to periodically pay to the Holders interest accruing with respect to the Convertible Notes at a rate of 7.5% per year. On December 31, 2006, the Company failed to make the $412,500 in interest payments required under the terms of the Convertible Notes. Following the expiration of the cure period on January 5, 2007, the failure to make such payment of interest results in an event of default under the terms of the Convertible Notes. As such, the Holders may now exercise various remedies available to them under the Convertible Notes, including requiring that the Company immediately redeem all or a portion of the Convertible Notes at the current aggregate redemption price of $27,500,000, as set forth in the Convertible Notes.
     The Company issued a news release on January 8, 2007 describing the events noted above. The news release is attached hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     In connection with the planned restructuring of the Company’s financial obligations described below, Roger L. Abel resigned from his positions as Chairman of the Board, President and Chief Executive Officer of the Company effective as of December 29, 2006. By appointment of the Company’s board of directors, R. Gerald Bennett, who currently serves as a director of the Company, succeeded Mr. Abel as Chairman of the Board of Directors, President and Chief Executive Officer of the Company effective as of December 29, 2006. Mr. Abel will continue to serve as a director of the Company.
     Mr. Bennett has served as a member of our board of directors since November 29, 2005. He has nearly 40 years of experience in the petroleum and related industries. From July 2000 until March 2005, he served as President and CEO of Total Safety, Inc., a safety services provider to the energy industry. From June 1996 until November 1999, he worked for Equitable Resources, Inc. as President and CEO of ERI Supply and Logistics where he directed oil and gas exploration, midstream operations, and wholesale marketing efforts. During his career, Mr. Bennett has served as President of Enron Gas Services, Chairman and CEO of Houston Pipeline Company, President and CEO of Perry Gas Companies, Vice President of Parker Drilling Company, and Manager of Gas Activities for Conoco, Inc. Mr. Bennett is currently a Director of the Memorial Hermann Healthcare System Board, a Texas based not-for-profit healthcare system, and immediate past Chairman of the Memorial Hermann Hospital Board. Mr. Bennett is a graduate of Oklahoma State University with a B.S. and M.S. in Industrial Engineering and Management, and a graduate of The Harvard Business School Program for Management Development.
     On January 20, 2005, we entered into a securities purchase agreement with G & S Bennett Ltd (“GS”) pursuant to which we issued 140,000 units to GS for a purchase price of $252,000. Mr. Bennett is a principal equity owner and managing partner of GS. Each unit consisted of two shares of our common stock and one common stock purchase warrant. The purchase price per unit was $1.80. Each warrant is immediately exercisable into one share of common stock at an exercise price of $1.50 per share for a term of three years. The forgoing securities were issued in a private offering under the same agreement and on the same terms and conditions as all other participants in the offering.
     The Company issued a news release on January 8, 2007 describing the events noted above. The news release is attached hereto as Exhibit 99.1.

Item 8.01	Other Events
     Establishment of Restructuring Committee
     On December 29, 2006 the Company’s board of directors formed a special restructuring committee consisting of the following current directors of the Company: Roger L. Abel, R. Gerald Bennett and Alfred J. Moran, Jr. The restructuring committee will oversee and assist the Company in restructuring the Company’s financial obligations, including its obligations under the Convertible Notes, in an effort to improve the Company’s liquidity.
     As of this time, the Company requires additional financing to fund its current and planned operations and meet its capital requirements, to continue operating, exploring and developing oil and gas properties, and to otherwise implement its business plan. As such, the Company is searching for alternative sources of financing. As of the date of this report, the Company has not obtained such financing, and there is no assurance that the Company will obtain such financing.
     In addition to restructuring its debt obligations, the Company has considered and will continue to consider the following alternatives, in addition to other business strategies available to the Company, if the Company does not secure the additional financing needed to continue its operations as presently conducted: (i) entering into a business combination with another company or selling a portion or all of the Company’s assets; (ii) selling at auction certain of the Company’s assets; and (iii) reorganization or liquidation proceedings.
     Committee Resignations and Appointments
     In connection with his appointment as Chief Executive Officer of the Company, Mr. Bennett resigned as Chairman of the Audit Committee of the Company effective as of December 29, 2006. At that time, the board appointed Alfred J. Moran, Jr., currently serving as a member of the Company’s board of directors, to serve as the Company’s audit committee chairman.
     The Company issued a news release on January 8, 2007 describing the events noted above. The news release is attached hereto as Exhibit 99.1.
FORWARD-LOOKING STATEMENTS
     This Current Report on Form 8-K may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company’s current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected is included in the Company’s periodic reports filed with the Securities and Exchange Commission.
     All statements, other than statements of historical facts, that address activities that the Company assumes, plans, expects, believes, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. The Company cautions that its future oil and natural gas production, revenues and expenses, financial and organizational plans and other forward-looking statements are subject to all of the risks and uncertainties normally incident to the exploration for and development and production and sale of oil and gas. These risks include, but are not limited to, price volatility, inflation or lack of availability of goods and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating future oil and gas production or reserves, and other risks as described in the Company’s 2005 Annual Report on Form 10-K for fiscal year ended December 31, 2005 as filed with the SEC. Also, the financial results of the Company’s foreign operations are subject to currency exchange rate risks. Any of these factors could cause the Company’s actual results and plans to differ materially from those in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.
99.1      Press Release dated January 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cygnus Oil and Gas Corporation
Date: January 8, 2007	By:	/s/ Stephen C. Haynes
Stephen C. Haynes
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated January 8, 2007.